UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6663

SB Adjustable Rate Income Fund

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31

Date of reporting period: May 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2005

ANNUAL

REPORT

Salomon Brothers Mutual Funds

SB Adjustable Rate Income Fund

■  Salomon Brothers Classes of Shares

NOT FDIC INSURED  •  NOT BANK GUARANTEED  •  MAY LOSE VALUE

Annual Report • May 31, 2005

SB ADJUSTABLE RATE INCOME FUND

DAVID A. TORCHIA PORTFOLIO MANAGER	THERESA M. VERES PORTFOLIO MANAGER

DAVID A. TORCHIA

David A. Torchia has 21 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

THERESA M. VERES

Theresa M. Veres has 16 years of securities business experience. Ms. Veres holds a BS in Finance and Marketing from Drexel University.

FUND OBJECTIVE

The Fund seeks to provide high current income and to limit the degree of fluctuation of its NAV resulting from movements in interest rates. The Fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. Also, the Fund invests up to 20% of its net assets in short duration corporate and U.S. government fixed rate debt securities.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the fiscal year. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. The preliminary estimate for first quarter 2005 GDP growth was 3.5%, another strong advance. After the end of the Fund’s reporting period, preliminary first quarter 2005 GDP growth was revised up to 3.8%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rate by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next seven meetings, bringing the target for the federal funds rateiii to 3.00%. Following the end of the Fund’s reporting period, at their June meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 3.25%.

For much of the reporting period, the fixed-income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. Although longer-term rates rose in February and March on the back of strong economic data and growing inflationary concerns, longer-term rates again declined in May as economic data turned mixed. Looking at the period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 6.82%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Trustees will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

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Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2005

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Manager  Overview

MARKET OVERVIEW

During the 12 months ended May 31, 2005, markets were primarily driven by Fed activity, employment and inflation data. The Fed’s eight “measured” 25-basis-pointv hikes during the period brought the federal funds rate from 1.00% to 3.00% by period end. This exerted upward pressure on short-term bond yields, driving 2-year yields up about 104 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum”, long-term bond yields did not begin to rise and, in fact, continued to decline, with 10-year yields falling almost 67 basis points during the 12 months. This sharp rise in short yields and continued decline in long yields resulted in the extensive yield curvevi flattening seen during the period.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-advertised intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Slowing global growth, rising inflation and surging oil prices (which rose approximately 32% during the 12 months) undoubtedly restrained economic activity during the period, with GDP declining year-over-year from first quarter 2004’s 4.5% pace to 3.5% growth in first quarter 2005. Fear of a slowdown in growth and increasing signs of inflation drove markets, particularly in the second half of the period.

Despite the slowing quarterly pace of growth, underlying economic activity remained relatively strong. The U.S. labor market began to pick up in early 2004 and continued to improve throughout the Fund’s fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the period, declining from 5.6% in May 2004 to 5.1% in May 2005. Industrial production and retail sales remained positive through the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical

PERFORMANCE SNAPSHOT

AS OF MAY 31, 2005

(excluding sales charges)

(unaudited)

	6 Months	12 Months

SB Adjustable Rate Income Fund — Salomon Brothers Class A Shares	1.24%	2.09%

Citigroup 6-month U.S. Treasury Bill Index	1.19%	1.91%

Lipper Adjustable Rate Mortgage Funds Category Average	1.09%	1.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

The 30-Day SEC Yield for Salomon Brothers Class A and Salomon Brothers Class B shares were 2.81% and 2.38%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been 2.76% for Salomon Brothers Class A shares and 2.19% for Salomon Brothers Class B shares, respectively.

Class A share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Smith Barney Class A shares returned 1.18%, Smith Barney Class B shares returned 0.94%, Smith Barney Class C shares returned 1.06%, Smith Barney Class Y shares returned 1.35%, Salomon Brothers Class B shares returned 1.01% and Salomon Brothers Class C shares returned 1.04% over the six months ended May 31, 2005. Excluding sales charges, Smith Barney Class A shares returned 2.13%, Smith Barney Class B shares returned 1.64%, Smith Barney Class C shares returned 1.66%, Smith Barney Class Y shares returned 2.36%, Salomon Brothers Class B shares returned 1.56% and Salomon Brothers Class C shares returned 1.63% over the twelve months ended May 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended May 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 18 funds for the six-month period and among the 18 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

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credit rating agencies to below investment grade and the lowest tier of investment grade, respectively.

Over the 12 months ended May 31, 2005, mortgage-backed securities outperformed all other investment grade fixed income sectors on a duration-adjusted basis, including commercial mortgage-backed securities (“CMBS”), Agency debentures, asset-backed securities and credit. CMBS and Agency securities were the second and third best performers during the period. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

PERFORMANCE REVIEW

For the 12 months ended May 31, 2005, Salomon Brothers Class A shares of the SB Adjustable Rate Income Fund, excluding sales charges, returned 2.09%. In comparison, the Fund’s unmanaged benchmark, the Citigroup 6-month U.S. Treasury Bill Index,vii returned 1.91% and the Lipper Adjustable Rate Mortgage Funds Category Average1 was 1.97% over the same time period.

FACTORS IMPACTING FUND PERFORMANCE — SALOMON BROTHERS SHARES

Despite the extensive yield curve flattening seen during the period, the Fund outperformed its benchmark, the Citigroup 6-month Treasury Bill Index, by 18 basis points during the 12 months ended May 31, 2005. We reduced overall duration in the Fund to adjust for the shift in risk/return during the period due to the flattening yield curve.

Our strategic allocation to mortgage-backed securities, specifically adjustable-rate mortgages and, to a lesser extent, collateralized mortgage obligations, benefited the Fund during the period. In fact, we increased our exposure to adjustable-rate securities during the period as a defensive measure against upward pressure on the short end of the yield curve as rates continued to rise. We correspondingly reduced our position in asset-backed securities during the 12 months, although we maintain a significant allocation in an effort to preserve diversification. The increase in adjustable-rate securities, overall reduction in duration and continued diversification across asset classes contributed to NAV stability during the volatile 12-month period.

The Fund’s daily dividend increased 29% during the period, in line with the rise in the London Interbank Offered Rate (“LIBOR”), which moved in step with the increases in the Fed Funds rate.

Thank you for your investment in the SB Adjustable Rate Income Fund — Salomon Brothers Shares. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David A. Torchia	Theresa M. Veres
Vice President and	Vice President and
Investment Officer	Investment Officer

June 20, 2005

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 18 funds in the Fund’s Lipper category, and excluding sales charges.

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. Risks associated with the Fund include credit risk, interest rate sensitivity and prepayment risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity
v	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vii	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

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Fund at a Glance

(unaudited)

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Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2004 and held for the six months ended May 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Smith Barney Class A	1.18%	$1,000.00	$1,011.80	0.97%	$4.87

Smith Barney Class B	0.94	1,000.00	1,009.40	1.47	7.36

Smith Barney Class C	1.06	1,000.00	1,010.60	1.44	7.22

Smith Barney Class Y	1.35	1,000.00	1,013.50	0.63	3.16

Salomon Brothers Class A	1.24	1,000.00	1,012.40	1.05	5.27

Salomon Brothers Class B	1.01	1,000.00	1,010.10	1.55	7.77

Salomon Brothers Class C	1.04	1,000.00	1,010.40	1.48	7.42

(1)	For the six months ended May 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Smith Barney Class B and Salomon Brothers Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Smith Barney Class A	5.00%	$1,000.00	$1,020.09	0.97%	$4.89

Smith Barney Class B	5.00	1,000.00	1,017.60	1.47	7.39

Smith Barney Class C	5.00	1,000.00	1,017.75	1.44	7.24

Smith Barney Class Y	5.00	1,000.00	1,021.79	0.63	3.18

Salomon Brothers Class A	5.00	1,000.00	1,019.70	1.05	5.29

Salomon Brothers Class B	5.00	1,000.00	1,017.20	1.55	7.80

Salomon Brothers Class C	5.00	1,000.00	1,017.55	1.48	7.44

(1)	For the six months ended May 31, 2005.
(2)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Performance

(unaudited)

Average Annual Total Returns for the Period Ended May 31, 2005†

Salomon Brothers Class A Shares	Twelve Months	Since Inception (4/22/03)

Without Sales Charges(1)	2.09%	1.47%

With Sales Charges(2)	0.01%	0.50%

Salomon Brothers Class B Shares		Since Inception (8/7/03)

Without Sales Charges(1)	1.56%	1.23%

With Sales Charges(2)	(3.43)%	(0.95)%

Salomon Brothers Class C Shares(3)		Since Inception (5/12/03)

Without Sales Charges(1)	1.63%	0.91%

With Sales Charges(2)	1.63%	0.91%

Cumulative Total Returns for the Period Ended May 31, 2005†

Salomon Brothers Class A Shares	Since Inception (4/22/03)

Without Sales Charges(1)	3.13%

Salomon Brothers Class B Shares	Since Inception (8/7/03)

Without Sales Charges(1)	2.24%

Salomon Brothers Class C Shares(3)	Since Inception (5/12/03)

Without Sales Charges(1)	1.88%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Salomon Brothers Class B shares.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Salomon Brothers Class A shares reflect the deduction of the maximum sales charge of 2.00%; Salomon Brothers Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred.
(3)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Historical Performance

(unaudited)

Value of $10,000 Invested in Salomon Brothers Class A Shares of the SB Adjustable Rate Income Fund vs. U.S. Government 1-Year Treasury Bill Index and Citigroup 6-Month U.S. Treasury Bill Index†

†	Hypothetical illustration of $10,000 invested in Salomon Brothers Class A shares on April 22, 2003 (inception date), assuming deduction of the maximum sales charge of 2.00% at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2005, compared to the U.S. Government 1-Year Treasury Bill Index and the Citigroup 6-Month U.S. Treasury Bill Index. The Indexes are valued at month end only. As a result, while the Fund’s total return calculations used in this comparison are for the period April 22, 2003 through May 31, 2005, the Index returns are for the period May 1, 2003 through May 31, 2005. The U.S. Government 1-Year Treasury Bill Index is comprised of U.S. Treasury Bills with a maturity of one year. The Citigroup 6-Month U.S. Treasury Bill Index consists of one six-month United States Treasury Bill whose return is tracked. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Salomon Brothers Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments

May 31, 2005

Face Amount	Rating‡	Security	Value
ASSET-BACKED SECURITIES — 20.0%

Automobile — 0.9%
$2,500,000	AAA	Capital Auto Receivables Asset Trust, Series 2005-SN1A, Class A4, 3.240% due 11/15/08 (a)(b)	$2,501,515
3,927,581	AAA	Credit Acceptance Auto Dealer Loan Trust, Series 2004-1, Class A, 2.530% due 8/17/09 (b)(c)	3,920,240
2,133,105	Aaa(d)	MMCA Automobile Trust, Series 2002-1, Class A4, 3.370% due 1/15/10 (a)	2,136,040

		Total Automobile	8,557,795

Credit Card — 2.1%
8,600,000	AAA	Advanta Business Card Master Trust, Series 2003-B, Class A, 3.440% due 12/22/08 (a)	8,618,703
5,000,000	AAA	Capital One Master Trust, Series 2000-2, Class A, 7.200% due 8/15/08 (b)	5,010,124
1,800,000	AAA	Circuit City Credit Card Master Trust, Series 2003-2, Class A, 3.520% due 4/15/11 (a)(b)	1,805,831
5,200,000	AAA	First North American National Bank, Series 2003-A, Class A, 3.570% due 5/16/11 (a)(b)	5,220,996

		Total Credit Card	20,655,654

Diversified Financial Services — 2.6%
		Business Loan Express:
406,879	AAA(e)	Series 1998-1, Class A, 4.750% due 1/15/25 (a)(c)	397,118
5,365,907	Aaa(d)	Series 2001-2A, Class A, 3.670% due 1/25/28 (a)(c)	5,391,790
3,303,918	Aaa(d)	Series 2002-1A, Class A, 3.640% due 7/25/28 (a)(c)	3,329,038
3,024,929	AAA	Series 2002-AA, Class A, 3.740% due 6/25/28 (a)(c)	3,049,350
12,290,071	AAA	Series 2003-AA, Class A, 4.040% due 5/15/29 (a)(b)(c)	12,504,507
		Money Store Business Loan-Backed Certificates:
519,453	AA-	Series 1997-1, Class A, 3.900% due 4/15/28 (a)	488,165
364,314	Aaa(d)	Series 1997-2, Class A, 3.800% due 2/15/29 (a)	352,481
152,960	AAA	TMS SBA Loan Trust, Series 1996-2, Class A, 3.860% due 4/15/24 (a)	146,136

		Total Diversified Financial Services	25,658,585

Home Equity — 14.4%
442,889	AAA	Ameriquest Mortgage Securities Inc., Series 2001-1, Class A, 3.380% due 6/25/31 (a)	443,317
		Amortizing Residential Collateral Trust:
10,000,000	AA+	Series 2002-BC4, Class M1, 3.790% due 7/25/32 (a)	10,088,728
1,135,004	AAA	Series 2002-BC6, Class A2, 3.440% due 8/25/32 (a)	1,138,316
1,868,539	AAA	Asset-Backed Securities Corp., Home Equity Loan Trust, Series 2003-HE3, Class A2, 3.440% due 6/15/33 (a)	1,870,202
		Bayview Financial Acquisition Trust:
8,100,000	Aaa(d)	Series 2001-CA, Class A1, 3.460% due 8/25/36 (a)(c)	8,106,103
4,663,443	AA	Series 2003-BA, Class M1, 4.590% due 4/25/33 (a)(c)	4,677,274
5,881,494	AAA	Series 2003-E, Class A, 3.601% due 10/28/34 (a)	5,903,250
		Bear Stearns Asset-Backed Securities, Inc.:
9,612,744	AAA	Series 2003-1, Class A1, 3.590% due 11/25/42 (a)	9,660,016
4,773,759	AAA	Series 2003-SD1, Class A, 3.540% due 12/25/33 (a)	4,789,829
5,323,570	AAA	Series 2003-SD3, Class A, 3.570% due 12/25/42 (a)	5,336,645
1,064,169	AAA	Cendant Mortgage Corp., Series 2003-A, Class A3, 3.640% due 7/25/43 (a)(b)(c)	1,068,869
3,200,000	AA+	Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE16, Class M1, 3.740% due 11/25/31 (a)(b)	3,217,198
821,376	AAA	First Franklin Mortgage Loan Trust, Series 2002-FF3, Class A2, 3.550% due 8/25/32 (a)	823,033
5,730,008	AAA	GMAC Mortgage Corp. Loan Trust, Series 2003-HE2, Class A2, 3.140% due 6/25/25	5,703,746
4,117,755	AAA	Household Home Equity Loan Trust, Series 2002-4, Class A, 3.640% due 10/20/32 (a)	4,125,816
4,395,663	AAA	MASTR Asset-Backed Securities Trust, Series 2003-OPT1, Class A2, 3.510% due 12/25/32 (a)	4,410,740
6,061,729	AAA	Morgan Stanley ABS Capital I Trust, Series 2003-HE1, Class A4, 3.590% due 5/25/33 (a)	6,082,640
		New Century Home Equity Loan Trust:
1,182,761	AAA	Series 2003-2, Class A2, 3.520% due 1/25/33 (a)	1,184,348
12,549,000	AA	Series 2004-2, Class M2, 3.710% due 8/25/34 (a)	12,622,356
10,000,000	AA	NovaStar Home Equity Loan Trust, Series 2003-1, Class M1, 4.040% due 5/25/33 (a)	10,064,667
10,000,000	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class M1, 3.990% due 2/25/33 (a)	10,124,796

See Notes to Financial Statements.

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Schedule of Investments

(continued)

Face Amount	Rating‡	Security	Value

Home Equity — 14.4% (continued)
$134,844	AA	PBG Equipment Trust, Series 1A, Class A, 6.270% due 1/20/12 (c)	$135,432
		Renaissance Home Equity Loan Trust:
4,283,244	AAA	Series 2003-1, Class A, 3.520% due 6/25/33 (a)	4,292,797
3,593,921	AAA	Series 2003-2, Class A, 3.530% due 8/25/33 (a)	3,610,428
8,714,696	AAA	Series 2003-3, Class A, 3.590% due 12/25/33 (a)	8,761,625
5,000,000	AA	Saxon Asset Securities Trust, Series 2003-1, Class M1, 3.790% due 6/25/33 (a)	5,037,423
1,565,880	Aaa(d)	Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class A, 3.430% due 1/25/34 (a)	1,568,109
		Structured Asset Investment Loan Trust:
1,848,081	AAA	Series 2003-BC1, Class A2, 3.430% due 1/25/33 (a)	1,853,065
6,254,000	AAA	Series 2003-BC10, Class 3A5, 3.570% due 10/25/33 (a)	6,270,000

		Total Home Equity	142,970,768

		TOTAL ASSET-BACKED SECURITIES (Cost — $197,235,132)	197,842,802

MORTGAGE-BACKED SECURITIES — 9.4%

FHLMC — 1.8%
		FHLMC:
1,461,980		Series 2525, Class AM, 4.500% due 4/15/32	1,412,817
2,844,042		Series 2537, Class LA, PAC, 4.250% due 5/15/30	2,843,709
1,722,985		Series 2579, Class WF, 3.540% due 11/15/26	1,725,835
4,000,000		Series 2852, Class TE, PAC, 5.000% due 1/15/13	4,059,434
6,000,000		Series 2866, Class WA, PAC, 5.000% due 8/15/16	6,096,517
1,418,379		FHLMC STRIPS, Series 19, Class F, 2.882% due 6/1/28 (a)	1,414,403

		TOTAL FHLMC	17,552,715

FNMA — 7.6%
		FNMA:
2,939,200		Series 1997-20, Class F, 2.821% due 3/25/27 (a)	2,923,063
5,356,685		Series 2003-111, Class HR, PAC, 3.750% due 5/25/30	5,258,269
		FNMA Grantor Trust:
1,090,614		Series 2000-T6, Class A3, 4.700% due 1/25/28 (a)	1,114,857
7,641,200		Series 2002-T18, Class A5, 4.422% due 5/25/42 (a)	7,845,378
9,249,064		Series 2002-T19, Class A4, 4.409% due 3/25/42 (a)	9,442,060
1,631,040		Series 2002-T6, Class A1, 3.310% due 2/25/32	1,610,424
10,264,313		Series 2004-T3, Class 2A, 4.248% due 8/25/43 (a)	10,501,999
		FNMA REMIC Trust:
2,232,793		Series 1993-251, Class PH, PAC, 6.500% due 7/25/23	2,256,908
9,102,756		Series 2003-117, Class KF, PAC, 3.490% due 8/25/33 (a)	9,136,971
9,065,758		Series 2004-31, Class FG, 3.490% due 8/25/33 (a)	9,098,399
5,130,141		FNMA Trust, Series 2005-17, Class FA, 3.390% due 3/25/35 (a)	5,149,286
		FNMA Whole Loan:
7,602,128		Series 2003-W6, Class 6A, 4.394% due 8/25/42 (a)	7,765,453
1,415,035		Series 2003-W8, Class 3F1, 3.490% due 5/25/42 (a)	1,416,991
2,174,441		Series 2003-W18, Class 1A3, 4.732% due 8/25/43	2,178,483

		TOTAL FNMA	75,698,541

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $93,936,657)	93,251,256

See Notes to Financial Statements.

12        SB Adjustable Rate Income Fund      |      2005 Annual Report

Schedule of Investments

(continued)

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0%
		Banc of America Mortgage Securities, Inc.:
$2,444,281	AAA	Series 2003-B, Class 1A1, 3.002% due 3/25/33 (a)	$2,448,499
5,019,294	Aaa(d)	Series 2005-A, Class 2A1, 4.490% due 2/25/35 (a)	5,014,968
		Bear Stearns Alternate-A Trust:
1,667,325	AAA	Series 2004-11, Class 1A2, 3.510% due 11/25/34 (a)	1,677,919
5,534,778	AAA	Series 2005-2, Class 1A1, 3.340% due 3/25/35 (a)	5,534,778
		Bear Stearns ARM Trust:
5,203,504	AAA	Series 2002-5, Class 1A, 4.567% due 6/25/32 (a)	5,215,604
4,865,529	AAA	Series 2004-12, Class 1A1, 4.267% due 2/25/35 (a)	4,873,131
5,653,823	AAA	Bear Stearns Asset-Backed Securities, Inc., Series 2003-AC5, Class A3, 3.690% due 10/25/33 (a)	5,656,690
3,134,693	AAA	Commercial Mortgage Pass-Through Certificates, Series 2002-FL7, Class A2, 3.440% due 11/15/14 (a)(b)(c)	3,137,649
		Countrywide Home Loan Mortgage Pass-Through Trust:
5,750,721	AAA	Series 2002-26, Class A4, 3.590% due 12/25/17 (a)(b)	5,764,580
8,027,730	AAA	Series 2003-20, Class 3A6, 3.540% due 7/25/18 (a)(b)	8,041,931
3,906,761	AAA	Series 2003-37, Class 2A1, 4.294% due 9/25/33 (a)(b)	3,909,524
9,663,426	AAA	Series 2003-HYB3, Class 7A1, 3.810% due 11/19/33 (a)(b)	9,469,175
		Credit-Based Asset Servicing & Securitization:
4,564,370	AAA	Series 2001-CB3, Class A1A, 3.430% due 10/25/30 (a)(b)	4,570,496
519,887	AAA	Series 2002-CB6, Class 2A1, 3.590% due 1/25/33 (a)(b)	520,470
3,374,748	AAA	Deutsche Mortgage Securities, Inc., Series 2004-4, Class 7AR2, 3.540% due 6/25/34 (a)(b)	3,385,894
2,359,696	AAA	First Republican Mortgage Loan Trust, Series 2000-FRB1, Class A2, 4.198% due 6/25/30 (a)	2,367,336
10,547,608	Aaa(d)	First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class IO, yield to maturity 12.213% due 4/18/29 (a)	375,554
9,646,607	AAA	GMAC Commercial Mortgage Asset Corp., Series 2003-SNFA, Class A, 3.890% due 1/17/18 (a)(c)	9,668,911
1,990,044	AAA	GS Mortgage Securities Corp. II, Series 2000-1A, Class A, 3.440% due 3/20/23 (a)(c)	1,995,965
		Impac CMB Trust:
1,485,962	AA	Series 2003-3, Class M1, 3.940% due 3/25/33 (a)	1,492,440
1,721,455	Aaa(d)	Series 2003-8, Class 1A2, 3.590% due 10/25/33 (a)	1,724,014
6,022,900	AAA	Impac Secured Assets Corp., Series 2004-3, Class 1A4, 3.490% due 11/25/34 (a)	6,044,310
4,503,915	Aaa(d)	JPMorgan Commercial Mortgage Finance Corp., Series 1997-C5, Class X, IO, yield to maturity 9.003% due 9/15/29 (a)	169,779
22,186,267	AAA	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class X, IO, yield to maturity 4.214% due 10/15/35 (a)	478,990
5,758,229	AAA	MASTR Alternative Loans Trust, Series 2003-7, Class 7A1, PAC, 3.490% due 11/25/33 (a)	5,759,841
1,095,722	Aa2(d)	Merit Securities Corp., Series 11PA, Class B1, 4.301% due 9/28/32 (a)(c)	1,101,058
		Merrill Lynch Mortgage Investors, Inc.:
5,518,877	AAA	Series 2003-A5, Class 2A3, 3.246% due 8/25/33 (a)	5,502,130
5,301,041		Series 2005-A2, Class A4, 4.507% due 2/25/35 (a)	5,301,041
		MLCC Mortgage Investors, Inc.:
360,311	AAA	Series 1997-B, Class A, 3.370% due 3/16/26 (a)	361,256
157,173	AAA	Series 1999-A, Class A, 3.470% due 3/15/25 (a)	157,997
12,258,856	AAA	Series 2003-A, Class 2A2, 3.523% due 3/25/28 (a)	12,287,011
8,234,188	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 1A2, 3.136% due 7/25/34 (a)	8,208,118
		Residential Asset Securitization Trust:
6,667,629	AAA	Series 2003-A11, Class A2, PAC, 3.540% due 11/25/33 (a)	6,671,105
3,746,918	AAA	Series 2003-A3, Class A, 3.540% due 4/25/33 (a)	3,752,236
4,449,335	AAA	Series 2003-A5, Class A5, 3.590% due 6/25/33 (a)	4,445,068
3,209,134	AAA	Series 2004-A2, Class 1A3, PAC, 3.490% due 5/25/34 (a)	3,217,568
6,693,394	AAA	Series 2004-A4, Class A2, PAC, 3.440% due 8/25/34 (a)	6,692,179
6,241,829	AAA	Residential Funding Mortgage Securities I Trust, Series 2003-S10, Class A2, 3.490% due 6/25/33 (a)	6,245,036
		Sequoia Mortgage Trust:
2,880,926	AAA	Series 2003-2, Class A1, 3.420% due 6/20/33 (a)	2,882,860
9,562,858	AAA	Series 9, Class 2A, 4.230% due 9/20/32 (a)	9,837,580

See Notes to Financial Statements.

13        SB Adjustable Rate Income Fund      |      2005 Annual Report

Schedule of Investments

(continued)

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.0% (continued)
		Structured ARM Loan Trust:
$4,512,175	AAA	Series 2004-1, Class 1A, 4.832% due 2/25/34 (a)	$4,607,987
3,456,866	AAA	Series 2004-1, Class 2A, 3.400% due 2/25/34 (a)	3,460,174
4,901,005	AAA	Series 2004-2, Class 1A1, 4.956% due 3/25/34 (a)	5,063,441
10,292,715	Aaa(d)	Series 2004-17, Class A1, 3.601% due 11/25/34 (a)	10,292,900
8,350,000	AAA	Series 2005-3XS, Class A2, 3.340% due 1/25/35 (a)	8,359,060
		Structured Asset Mortgage Investments, Inc.:
4,173,477	AAA	Series 2002-AR1, Class 1A, 4.599% due 3/25/32 (a)	4,202,204
6,769,227	AAA	Series 2002-AR1, Class 2A, 4.168% due 3/25/32 (a)	6,835,685
9,756,536	AAA	Series 2002-AR2, Class A1, 3.460% due 12/19/33 (a)	9,798,042
4,135,164	AAA	Series 2003-CL1, Class 1F2, 3.690% due 7/25/32 (a)	4,147,345
		Structured Asset Securities Corp.:
4,524,697	AA(e)	Series 1998-3, Class M1, 4.090% due 3/25/28 (a)	4,530,227
5,221,150	AA	Series 1998-8, Class M1, 4.030% due 8/25/28 (a)	5,227,297
4,336,083	AAA	Series 2002-11A, Class 1A1, 4.248% due 6/25/32 (a)	4,420,582
11,668,720	AAA	Series 2002-16A, Class 1A1, 4.762% due 8/25/32 (a)	11,889,351
4,207,320	AAA	Series 2002-18A, Class 1A1, 4.941% due 9/25/32 (a)	4,333,215
3,544,676	AAA	Series 2002-18A, Class 4A, 4.820% due 9/25/32 (a)	3,662,819
2,924,009	AAA	Series 2003-8, Class 2A9, 3.590% due 4/25/33 (a)	2,924,705
1,380,217	AAA	Series 2003-NP3, Class A1, 3.590% due 11/25/33 (a)(c)	1,381,920
		Thornburg Mortgage Securities Trust:
4,571,922	AAA	Series 2004-1, Class I2A, 3.540% due 3/25/44 (a)	4,585,649
5,129,557	AAA	Series 2004-3, Class A, 3.460% due 9/25/34 (a)	5,145,720
308,860	Aaa(d)	TMS SBA Loan Trust, Series 1997-1, Class A, 3.750% due 1/15/25 (a)	305,532
		Washington Mutual:
10,000,000	AAA	Series 2003-AR10, Class A6, 4.074% due 10/25/33 (a)	9,959,751
3,711,446	AAA	Series 2003-S4, Class 2A9, 4.240% due 6/25/33 (a)	3,697,234
6,522,928	AAA	Series 2004-AR2, Class A, 3.571% due 4/25/44 (a)	6,610,052
7,472,300	AAA	Washington Mutual Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1, 4.626% due 11/25/30 (a)	7,492,922
		Wells Fargo Mortgage Backed Securities Trust:
5,062,150	Aaa(d)	Series 2003-4, Class A17, PAC, 4.500% due 6/25/33 (a)	5,063,869
4,549,029	Aaa(d)	Series 2003-5, Class A4, PAC, 3.490% due 5/25/33	4,559,217
13,000,000	AAA	Series 2004-N, Class A2, 3.599% due 8/25/34 (a)	12,961,519
5,706,662	AAA	Series 2004-Y, Class 1A1, 4.579% due 11/25/34 (a)	5,691,818

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $337,984,508)	337,170,928

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 35.0%

U.S. Government Agency — 35.0%
		FHLMC:
		3/1 Hybrid ARM:
2,864,264		4.894% due 7/1/29 (a)(b)	2,946,348
187,568		4.614% due 8/1/29 (a)(b)	193,863
2,987,602		4.202% due 8/1/32 (a)(b)	3,079,710
3,389,889		4.646% due 8/1/32 (a)(b)	3,424,819
4,223,461		3.377% due 10/1/33 (a)	4,221,432
		5/1 Hybrid ARM:
1,360,900		4.251% due 12/1/26 (a)	1,403,847
3,531,052		4.377% due 7/1/29 (a)(b)	3,630,066
779,876		4.680% due 7/1/29 (a)(b)	803,214
1,305,857		5.844% due 3/1/32 (a)(b)	1,353,275
5,393,481		3.956% due 7/1/33 (a)(b)	5,379,579
1,641,586		5.521% due 8/1/34 (a)	1,601,213

See Notes to Financial Statements.

14        SB Adjustable Rate Income Fund      |      2005 Annual Report

Schedule of Investments

(continued)

Face Amount	Security	Value

U.S. Government Agency — 35.0% (continued)
	Five Year CMT ARM:
$570,392	6.345% due 8/1/25 (a)	$582,854
221,283	6.477% due 12/1/30 (a)	219,198
	Gold Fifteen Year:
4,488,881	6.000% due 5/1/08-6/1/17 (b)	4,654,610
1,147,340	5.500% due 4/1/09-5/1/12	1,178,597
1,037,771	6.500% due 9/1/14	1,081,877
39,509	Gold Thirty Year, 6.500% due 4/1/29	41,130
	One Year CMT ARM:
624,520	4.339% due 12/1/23 (a)	642,213
311,607	3.973% due 2/1/24 (a)	318,227
1,859,305	4.148% due 4/1/26 (a)	1,905,363
3,506,190	4.290% due 11/1/26 (a)	3,588,497
4,280,495	4.335% due 6/1/29 (a)	4,392,720
1,145,506	4.912% due 3/1/31 (a)	1,189,783
260,268	6.737% due 5/1/31 (a)	257,899
12,432,693	4.857% due 3/1/33 (a)	12,593,613
10,841,754	3.570% due 12/1/33 (a)(b)	10,933,145
	One Year LIBOR:
6,951,876	4.076% due 5/1/33 (a)(b)	6,943,138
4,392,304	4.912% due 5/1/33 (a)	4,427,863
	Six Month LIBOR:
979,562	4.803% due 10/1/26 (a)	1,018,582
206,854	4.696% due 7/1/27 (a)	213,334
448,280	Three Year CMT ARM, 5.743% due 12/1/30 (a)	448,883
	FNMA:
2,771,268	11th District COFI, 5.598% due 2/1/31 (a)	2,786,754
	Fifteen Year:
277,064	6.500% due 7/1/08	287,100
922,261	5.500% due 2/1/09-3/1/11	948,126
2,644,558	6.000% due 11/1/09-5/1/12	2,728,513
2,103,282	Five Year CMT ARM, 6.579% due 5/1/30 (a)	2,110,119
3,200,000	Notes, 6.000% due 5/15/08	3,386,509
	One Year CMT ARM:
820,837	4.229% due 11/1/18 (a)	841,351
578,775	4.063% due 4/1/20 (a)	590,344
323,878	4.349% due 7/1/21 (a)	333,406
195,312	4.465% due 8/1/22 (a)	200,164
304,131	4.579% due 7/1/23 (a)	314,373
515,677	3.882% due 8/1/23 (a)	517,898
781,280	4.561% due 2/1/24 (a)	810,987
226,245	4.330% due 12/1/25 (a)	233,375
488,508	4.813% due 1/1/27 (a)	500,847
2,893,629	4.446% due 7/1/27 (a)	2,988,391
536,782	4.304% due 8/1/27 (a)	537,980
64,605	4.411% due 2/1/28 (a)	66,440
425,961	4.515% due 3/1/28 (a)	438,098
1,833,211	4.929% due 2/1/29 (a)	1,885,060
1,354,899	6.009% due 2/1/29 (a)	1,407,041
1,268,878	6.877% due 8/1/29 (a)	1,306,848
214,741	5.809% due 9/1/29 (a)	221,567
2,771,479	4.272% due 11/1/29 (a)	2,850,569
504,811	6.681% due 1/1/30 (a)	524,417
722,959	6.440% due 5/1/30 (a)	738,726

See Notes to Financial Statements.

15        SB Adjustable Rate Income Fund      |      2005 Annual Report

Schedule of Investments

(continued)

Face Amount	Security	Value

U.S. Government Agency — 35.0% (continued)
$1,419,605	6.150% due 9/1/30 (a)	$1,455,261
3,824,299	4.503% due 12/1/30 (a)	3,961,265
557,196	4.327% due 1/1/31 (a)	573,188
809,909	6.531% due 2/1/31 (a)	826,018
1,412,586	4.514% due 3/1/31 (a)	1,457,597
227,483	6.498% due 4/1/31 (a)	230,956
579,938	7.045% due 4/1/31 (a)	565,726
2,003,480	4.017% due 7/1/31 (a)	2,070,013
3,122,594	6.158% due 9/1/31 (a)	3,144,676
502,956	6.343% due 9/1/31 (a)	510,400
1,084,452	6.292% due 10/1/31 (a)	1,116,566
683,657	5.468% due 3/1/32 (a)	700,715
1,939,579	5.457% due 5/1/32 (a)	1,989,015
1,419,402	5.273% due 6/1/32 (a)	1,452,417
4,512,992	5.703% due 6/1/32 (a)	4,638,145
1,769,813	5.625% due 7/1/32 (a)	1,823,615
3,900,408	6.065% due 7/1/32 (a)	4,045,428
3,212,659	4.741% due 9/1/32 (a)	3,261,931
2,677,655	5.553% due 9/1/32 (a)	2,745,156
2,475,941	4.743% due 11/1/32 (a)	2,503,317
1,188,113	4.983% due 11/1/32 (a)	1,243,967
9,299,467	4.777% due 12/1/32 (a)	9,433,666
5,649,348	3.844% due 1/1/33 (a)	5,762,993
3,448,179	4.587% due 1/1/33 (a)	3,499,631
6,536,118	4.633% due 4/1/33 (a)	6,582,239
4,503,499	4.066% due 5/1/33 (a)	4,513,486
5,068,009	4.204% due 7/1/33 (a)	5,055,797
2,396,892	4.368% due 7/1/33 (a)	2,389,384
5,881,556	4.215% due 9/1/37 (a)	6,038,287
	One Year LIBOR:
2,133,519	4.936% due 8/1/32 (a)	2,162,748
2,231,193	4.984% due 11/1/32 (a)	2,268,989
2,199,615	4.776% due 3/1/33 (a)	2,232,011
3,299,062	4.917% due 4/1/33 (a)	3,383,865
4,173,232	3.140% due 8/1/33 (a)	4,142,879
4,456,522	3.410% due 4/1/34 (a)	4,439,661
11,616,630	4.780% due 10/1/34 (a)	11,771,847
5,380,218	4.316% due 3/1/35 (a)	5,380,458
	Six Month CD ARM:
1,113,321	3.646% due 12/1/20 (a)	1,123,289
112,848	3.877% due 6/1/24 (a)	115,039
923,230	4.191% due 7/1/24 (a)	951,192
2,475,809	4.068% due 9/1/24 (a)	2,535,003
638,978	4.310% due 9/1/24 (a)	653,175
	Six Month LIBOR:
827,322	6.308% due 11/1/31 (a)	839,748
2,633,695	5.124% due 10/1/32 (a)	2,664,517
10,869,122	4.652% due 1/1/33 (a)	11,027,303
4,989,702	4.813% due 1/1/33 (a)	5,162,611
8,433,176	4.640% due 2/1/33 (a)	8,558,604
8,238,528	4.886% due 2/1/33 (a)	8,368,747
9,508,516	4.470% due 4/1/33 (a)	9,644,341
2,334,714	4.691% due 4/1/33 (a)	2,376,326
7,544,860	4.562% due 5/1/33 (a)	7,623,664

See Notes to Financial Statements.

16        SB Adjustable Rate Income Fund      |      2005 Annual Report

Schedule of Investments

(continued)

Face Amount	Security	Value

U.S. Government Agency — 35.0% (continued)
$5,213,484	4.439% due 6/1/33 (a)	$5,286,778
	Three Year CMT ARM:
582,906	6.168% due 9/1/21 (a)	596,181
3,939,951	6.065% due 6/1/30 (a)	4,004,632
	GNMA, Fifteen Year:
452,456	6.500% due 8/15/08	466,347
160,062	6.000% due 12/15/08	164,393
	GNMA II, One Year CMT ARM:
2,807,063	4.375% due 2/20/16-3/20/24 (a)	2,855,814
10,459,822	3.375% due 6/20/17-5/20/32 (a)	10,592,834
3,213,035	3.750% due 9/20/20-9/20/27 (a)	3,262,412
4,104,710	4.125% due 10/20/22-10/20/27 (a)	4,169,100
20,516,159	3.500% due 7/20/32-7/20/34 (a)	20,571,959

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $348,862,268)	347,211,217

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $978,018,565)	975,476,203

SHORT-TERM INVESTMENTS — 1.8%

Commercial Paper — 1.8%
3,800,000	Archer-Daniels-Midland Co., 3.040% due 6/1/05	3,800,000
14,650,000	Clipper Receivables Corp., 3.050% due 6/1/05	14,650,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $18,450,000)	18,450,000

	TOTAL INVESTMENTS — 100.2% (Cost — $996,468,565#)	993,926,203
	Liabilities In Excess of Other Assets — (0.2)%	(2,399,857)

	TOTAL NET ASSETS — 100.0%	$991,526,346

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at May 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(d)	Rating by Moody’s Investors Service.
(e)	Rating by Fitch Ratings Service.
#	Aggregate cost for federal income tax purposes is $996,469,089.

See pages 18 and 19 for definition of ratings.

Abbreviations used in this schedule:
ARM	—	Adjustable Rate Mortgage
CMT	—	Constant Maturity Treasury
COFI	—	Cost of Funds Index
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
IO	—	Interest Only
LIBOR	—	London Interbank Offered Rate
PAC	—	Planned Amortization Cost
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

17        SB Adjustable Rate Income Fund      |      2005 Annual Report

Bond Ratings

(unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “BB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB

— Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” to “Baa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

18        SB Adjustable Rate Income Fund      |      2005 Annual Report

Bond Ratings

(unaudited) (continued)

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings

(unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

SP-2	— Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

See Notes to Financial Statements.

19        SB Adjustable Rate Income Fund      |      2005 Annual Report

Statement of Assets and Liabilities

May 31, 2005

ASSETS:
Investments, at value (Cost — $996,468,565)	$993,926,203
Cash	621
Principal paydown receivable	2,836,403
Interest receivable	2,749,269
Receivable for Fund shares sold	1,896,428
Deposits with brokers for open futures contracts (Note 3)	236,250
Prepaid expenses	103,834

Total Assets	1,001,749,008

LIABILITIES:
Payable for securities purchased	6,105,828
Payable for Fund shares repurchased	3,049,115
Investment advisory fee payable	340,255
Administration fee payable	171,705
Distribution fees payable	148,804
Transfer agent fees payable	143,345
Dividends payable	111,289
Payable to broker — variation margin on open futures contracts	90,234
Trustees’ fees payable	1,125
Accrued expenses	60,962

Total Liabilities	10,222,662

Total Net Assets	$991,526,346

NET ASSETS:
Par value (Note 6)	$103,296
Paid-in capital in excess of par value	1,031,646,744
Undistributed net investment income	1,360,072
Accumulated net realized loss on investments and futures contracts	(38,645,759)
Net unrealized depreciation of investments and futures contracts	(2,938,007)

Total Net Assets	$991,526,346

Shares Outstanding:
Smith Barney Class A	32,322,877

Smith Barney Class B	1,893,218

Smith Barney Class C	45,120,942

Smith Barney Class Y	17,631,402

Salomon Brothers Class A	2,554,559

Salomon Brothers Class B	18,190

Salomon Brothers Class C	3,754,491

Net Asset Value:
Smith Barney Class A (and redemption price)	$9.62

Smith Barney Class B *	$9.53

Smith Barney Class C	$9.58

Smith Barney Class Y	$9.61

Salomon Brothers Class A (and redemption price)	$9.62

Salomon Brothers Class B *	$9.53

Salomon Brothers Class C	$9.58

Maximum Public Offering Price Per Share:
Smith Barney Class A (based on maximum sales charge of 2.00%)	$9.82

Salomon Brothers Class A (based on maximum sales charge of 2.00%)	$9.82

*	Redemption price is NAV of Smith Barney Class B and Salomon Brothers Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20        SB Adjustable Rate Income Fund      |      2005 Annual Report

Statement of Operations

For the Year Ended May 31, 2005

INVESTMENT INCOME:
Interest	$35,251,489

EXPENSES:
Distribution fees (Notes 2 and 5)	5,964,577
Investment advisory fee (Note 2)	4,872,468
Administration fees (Note 2)	2,436,234
Transfer agent fees (Notes 2 and 5)	622,817
Registration fees	122,429
Custody	108,642
Shareholder reports (Note 5)	106,543
Audit and tax	46,364
Legal fees	42,599
Trustees’ fees	38,404
Insurance	20,366
Miscellaneous expenses	8,981

Total Expenses	14,390,424
Less: Investment advisory fee waiver and expense reimbursement (Notes 2 and 8)	(142,945)

Net Expenses	14,247,479

Net Investment Income	21,004,010

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain from:
Investment transactions	72,765
Futures contracts	266,182

Net Realized Gain	338,947

Change in net unrealized appreciation/depreciation from:
Investments	1,538,025
Futures contracts	(395,645)

Change in Net Unrealized Appreciation/Depreciation	1,142,380

Net Gain on Investments and Futures Contracts	1,481,327

Increase in Net Assets From Operations	$22,485,337

See Notes to Financial Statements.

21        SB Adjustable Rate Income Fund      |      2005 Annual Report

Statements of Changes in Net Assets

For the Years Ended May 31,

	2005	2004
OPERATIONS:
Net investment income	$21,004,010	$23,950,319
Net realized gain (loss)	338,947	(1,450,505)
Change in net unrealized appreciation/depreciation	1,142,380	(17,630,830)

Increase in Net Assets From Operations	22,485,337	4,868,984

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 4):
Net investment income	(25,146,302)	(35,277,503)

Decrease in Net Assets From Distributions to Shareholders	(25,146,302)	(35,277,503)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	503,317,699	1,102,464,677
Reinvestment of distributions	19,996,086	27,485,618
Cost of shares repurchased	(964,208,356)	(2,158,213,803)

Decrease in Net Assets From Fund Share Transactions	(440,894,571)	(1,028,263,508)

Decrease in Net Assets	(443,555,536)	(1,058,672,027)
NET ASSETS:
Beginning of year	1,435,081,882	2,493,753,909

End of year*	$991,526,346	$1,435,081,882

* Includes undistributed/overdistributed net investment income of:	$1,360,072	$(168,030)

See Notes to Financial Statements.

22        SB Adjustable Rate Income Fund      |      2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	Smith Barney Class A Shares(1)(2)
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.64	$9.78	$9.80	$9.85	$9.66

Income (Loss) From Operations:
Net investment income	0.19	0.14	0.21	0.36	0.57
Net realized and unrealized gain (loss)	0.01	(0.08)	0.07	0.03	0.21

Total Income From Operations	0.20	0.06	0.28	0.39	0.78

Less Distributions From:
Net investment income	(0.22)	(0.20)	(0.29)	(0.44)	(0.59)
Net realized gains	—	—	(0.01)	—	—

Total Distributions	(0.22)	(0.20)	(0.30)	(0.44)	(0.59)

Net Asset Value, End of Year	$9.62	$9.64	$9.78	$9.80	$9.85

Total Return (3)	2.13%	0.64%	2.87%	4.08%	8.26%
Net Assets, End of Year (millions)	$311	$536	$1,089	$416	$65
Ratios to Average Net Assets:
Gross expenses	0.96%	0.94%	0.95%	1.29%	3.01%
Net expenses	0.94 (4)	0.94	0.95	1.29	3.01
Net investment income	1.92	1.49	2.13	3.68	5.88
Portfolio Turnover Rate	20%	42%	15%	49%	63%

(1)	On August 5, 2002, Class I shares were renamed as Class A shares. On April 4, 2003, Class A shares were renamed as Smith Barney Class A shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(4)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

23        SB Adjustable Rate Income Fund      |      2005 Annual Report

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	Smith Barney Class B Shares(1)(2)
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.55	$9.69	$9.72	$9.78	$9.60

Income (Loss) From Operations:
Net investment income	0.14	0.10	0.16	0.31	0.50
Net realized and unrealized gain (loss)	0.02	(0.09)	0.06	0.02	0.21

Total Income From Operations	0.16	0.01	0.22	0.33	0.71

Less Distributions From:
Net investment income	(0.18)	(0.15)	(0.24)	(0.39)	(0.53)
Net realized gains	—	—	(0.01)	—	—

Total Distributions	(0.18)	(0.15)	(0.25)	(0.39)	(0.53)

Net Asset Value, End of Year	$9.53	$9.55	$9.69	$9.72	$9.78

Total Return (3)	1.64%	0.15%	2.28%	3.43%	7.60%
Net Assets, End of Year (000s)	$18,045	$23,941	$37,531	$11,316	$2,929
Ratios to Average Net Assets:
Gross expenses	1.46%	1.45%	1.47%	1.78%	3.63%
Net expenses	1.45 (4)	1.45	1.47	1.78	3.63
Net investment income	1.46	1.01	1.68	3.18	5.28
Portfolio Turnover Rate	20%	42%	15%	49%	63%

(1)	On April 4, 2003, Class B shares were renamed as Smith Barney Class B shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(4)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

24        SB Adjustable Rate Income Fund      |      2005 Annual Report

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	Smith Barney Class C Shares(1)(2)
	2005	2004	2003		2002	2001
Net Asset Value, Beginning of Year	$9.60	$9.74	$9.76		$9.81	$9.62

Income (Loss) From Operations:
Net investment income	0.14	0.10	0.16		0.32	0.50
Net realized and unrealized gain (loss)	0.02	(0.08)	0.07		0.02	0.23

Total Income From Operations	0.16	0.02	0.23		0.34	0.73

Less Distributions From:
Net investment income	(0.18)	(0.16)	(0.25)		(0.39)	(0.54)
Return of capital	—	—	(0.00	)(3)	—	—

Total Distributions	(0.18)	(0.16)	(0.25)		(0.39)	(0.54)

Net Asset Value, End of Year	$9.58	$9.60	$9.74		$9.76	$9.81

Total Return (4)	1.66%	0.17%	2.38%		3.55%	7.74%
Net Assets, End of Year (millions)	$432	$720	$1,292		$447	$102
Ratios to Average Net Assets:
Gross expenses	1.43%	1.42%	1.42%		1.76%	3.60%
Net expenses	1.42 (5)	1.42	1.42		1.76	3.60
Net investment income	1.46	1.02	1.65		3.21	5.35
Portfolio Turnover Rate	20%	42%	15%		49%	63%

(1)	On August 5, 2002, Class A shares were renamed as Class L shares. On April 4, 2003, Class L shares were renamed as Smith Barney Class L shares. On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

25        SB Adjustable Rate Income Fund      |      2005 Annual Report

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	Smith Barney Class Y Shares(1)(2)
	2005	2004	2003(3)
Net Asset Value, Beginning of Year	$9.64	$9.78	$9.81

Income (Loss) From Operations:
Net investment income	0.23	0.17	0.13
Net realized and unrealized gain (loss)	(0.01)	(0.07)	0.02

Total Income From Operations	0.22	0.10	0.15

Less Distributions From:
Net investment income	(0.25)	(0.24)	(0.18)
Return of capital	—	—	(0.00	)(4)

Total Distributions	(0.25)	(0.24)	(0.18)

Net Asset Value, End of Year	$9.61	$9.64	$9.78

Total Return (5)	2.36%	0.99%	1.55%
Net Assets, End of Year (000s)	$169,522	$81,230	$73,390
Ratios to Average Net Assets:
Gross expenses	0.63%	0.62%	0.65	%(6)
Net expenses	0.62 (7)	0.62	0.65	(6)
Net investment income	2.39	1.76	2.14	(6)
Portfolio Turnover Rate	20%	42%	15%

(1)	On April 4, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the period October 17, 2002 (inception date) to May 31, 2003.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

26        SB Adjustable Rate Income Fund      |      2005 Annual Report

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	Salomon Brothers Class A Shares(1)
	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$9.64	$9.79	$9.77

Income (Loss) From Operations:
Net investment income	0.19	0.13	0.02
Net realized and unrealized gain (loss)	0.01	(0.07)	0.02

Total Income From Operations	0.20	0.06	0.04

Less Distributions From:
Net investment income	(0.22)	(0.21)	(0.02)
Return of capital	—	—	(0.00	)(3)

Total Distributions	(0.22)	(0.21)	(0.02)

Net Asset Value, End of Year	$9.62	$9.64	$9.79

Total Return (4)	2.09%	0.60%	0.42%
Net Assets, End of Year (000s)	$24,581	$38,712	$2
Ratios to Average Net Assets:
Gross expenses	1.07%	1.17%	0.81	%(5)
Net expenses	1.03 (6)	1.05	0.81	(5)
Net investment income	1.91	1.33	1.72	(5)
Portfolio Turnover Rate	20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 22, 2003 (inception date) to May 31, 2003.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser has voluntarily waived a portion of its fees and reimbursed certain expenses.

See Notes to Financial Statements.

27        SB Adjustable Rate Income Fund      |      2005 Annual Report

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	Salomon Brothers Class B Shares(1)
	2005	2004(2)
Net Asset Value, Beginning of Year	$9.55	$9.61

Income (Loss) From Operations:
Net investment income	0.14	0.07
Net realized and unrealized gain (loss)	0.01	(0.01)

Total Income From Operations	0.15	0.06

Less Distributions From:
Net investment income	(0.17)	(0.12)

Total Distributions	(0.17)	(0.12)

Net Asset Value, End of Year	$9.53	$9.55

Total Return (3)	1.56%	0.67%
Net Assets, End of Year (000s)	$173	$131
Ratios to Average Net Assets:
Gross expenses	1.71%	1.55	%(4)
Net expenses	1.54 (5)	1.55	(4)
Net investment income	1.43	0.94	(4)
Portfolio Turnover Rate	20%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period August 7, 2003 (inception date) to May 31, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment adviser has voluntarily waived a portion of its fees and reimbursed certain expenses.

See Notes to Financial Statements.

28        SB Adjustable Rate Income Fund      |      2005 Annual Report

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	Salomon Brothers Class C Shares(1)(2)
	2005	2004	2003(3)
Net Asset Value, Beginning of Year	$9.60	$9.74	$9.74

Income (Loss) From Operations:
Net investment income	0.15	0.08	0.01
Net realized and unrealized gain (loss)	0.00 (4)	(0.07)	0.00	(4)

Total Income From Operations	0.15	0.01	0.01

Less Distributions From:
Net investment income	(0.17)	(0.15)	(0.01)
Return of capital	—	—	(0.00	)(4)

Total Distributions	(0.17)	(0.15)	(0.01)

Net Asset Value, End of Year	$9.58	$9.60	$9.74

Total Return (5)	1.63%	0.15%	0.10%
Net Assets, End of Year (000s)	$35,963	$34,763	$1,621
Ratios to Average Net Assets:
Gross expenses	1.47%	1.55%	1.48	%(6)
Net expenses	1.46 (7)	1.55	1.48	(6)
Net investment income	1.50	0.79	1.53	(6)
Portfolio Turnover Rate	20%	42%	15%

(1)	Effective April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the period May 12, 2003 (inception date) to May 31, 2003.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

29        SB Adjustable Rate Income Fund      |      2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The SB Adjustable Rate Income Fund (the “Fund”), a diversified investment fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

30        SB Adjustable Rate Income Fund      |      2005 Annual Report

Notes to Financial Statements

(continued)

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended May 31, 2005, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
(a)	—	$856,266	$(856,266)
(b)	$5,670,394	(5,670,394)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)	Reclassifications are primarily due to income from mortgage backed securities treated as capital gains or losses for tax purposes.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at the annual rate of 0.40% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended May 31, 2005, SBFM voluntarily reimbursed expenses amounting to $10,132 related to certain class specific expenses for Salomon Brothers Class A and Salomon Class B shares. This voluntary reimbursement can be terminated at any time by SBFM. In addition, during the year ended May 31, 2005, SBFM voluntarily waived a portion of its advisory fees in the amount of $132,813.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent with respect to its Smith Barney Classes of shares. PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agents with respect to its Smith Barney Classes of shares as well as the Fund’s transfer agent with respect to its Salomon Brothers Classes of shares. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended May 31, 2005, the Fund paid transfer agent fees of $453,309 to CTB.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There are maximum sales charges of 2.00% for Smith Barney Class A and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment of a previously held fund (held by the shareholder prior to exchange into this Fund) and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class A and Salomon Brothers Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A and Salomon Brothers Class A shares which, when combined with current holdings of Smith Barney Class A and Salomon Brothers Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur a sales charge.

31        SB Adjustable Rate Income Fund      |      2005 Annual Report

Notes to Financial Statements

(continued)

Smith Barney Class C shares and Salomon Brothers Class C shares have been issued at net asset value without a sales charge or CDSC. However, if you acquire Smith Barney Class C shares by exchange from another fund whose Class C shares are subject to a deferred sales charge, you will be subject to a 1.00% deferred sales charge if you redeem such shares within one year from the date of purchase of the original shares. In addition, if you acquire Salomon Brothers Class C shares of the Fund by exchange from a Salomon Brothers fund whose Class C shares are subject to a deferred sales charge, you will be subject to a deferred sales charge if you redeem the Salomon Brothers Class C shares of the Fund within one year from the date of purchase of the originally acquired Class C shares.

For the year ended May 31, 2005, CGM and its affiliates received sales charges of approximately $49,000 and $33,000 on sales of the Fund’s Smith Barney Class A and Salomon Brothers Class A shares, respectively. In addition, for the year ended May 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

CDSCs
Smith Barney Class A	$34,000
Smith Barney Class B	65,000
Smith Barney Class C	1,000
Salomon Brothers Class A	48,000

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government and Agency Obligations
Purchases	$289,699,201	$135,874,149
Sales	201,213,039	40,482,591

At year, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,748,825
Gross unrealized depreciation	(5,291,711)

Net unrealized depreciation	$(2,542,886)

At May 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 2-Year Notes	525	6/05	$108,853,574	$109,249,219	$(395,645)

At May 31, 2005, the Fund had $236,250 deposited with the broker as initial margin collateral.

32        SB Adjustable Rate Income Fund      |      2005 Annual Report

Notes to Financial Statements

(continued)

4. Dividends Paid to Shareholders by Class

Net Investment Income	Year Ended May 31, 2005	Year Ended May 31, 2004*
Smith Barney Class A	$9,568,328	$16,469,700
Smith Barney Class B	383,212	487,473
Smith Barney Class C**	10,463,642	15,975,572
Smith Barney Class Y	3,083,580	1,924,959
Salomon Brothers Class A	882,465	244,016
Salomon Brothers Class B	3,075	538
Salomon Brothers Class C***	762,000	175,245

Total	$25,146,302	$35,277,503

*	For Salomon Class B shares, dividends paid are for the period August 7, 2003 (inception date) to May 31, 2004.
**	On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
*** On	April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.

5. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class C, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. For the year ended May 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

Distribution Fees
Smith Barney Class A	$1,058,889
Smith Barney Class B	158,352
Smith Barney Class C	4,333,846
Salomon Brothers Class A	97,919
Salomon Brothers Class B	1,312
Salomon Brothers Class C	314,259

For the year ended May 31, 2005, total Transfer Agent fees were as follows:

Transfer Agent Fees
Smith Barney Class A	$306,863
Smith Barney Class B	13,046
Smith Barney Class C	244,089
Smith Barney Class Y	126
Salomon Brothers Class A	34,408
Salomon Brothers Class B	238
Salomon Brothers Class C	24,047

33        SB Adjustable Rate Income Fund      |      2005 Annual Report

Notes to Financial Statements

(continued)

For the year ended May 31, 2005, total Shareholder Reports expenses were as follows:

Shareholder Reports Expenses
Smith Barney Class A	$9,455
Smith Barney Class B	3,454
Smith Barney Class C	44,693
Smith Barney Class Y	505
Salomon Brothers Class A	36,517
Salomon Brothers Class B	321
Salomon Brothers Class C	11,598

6. Shares of Beneficial Interest

At May 31, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Smith Barney Class B shares are available for purchase to certain investors in the Smith Barney 401(k) Program. In addition, Smith Barney Class B shares can be purchased through exchanges. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2005		Year Ended May 31, 2004*
	Shares	Amount	Shares	Amount
Smith Barney Class A
Shares sold	17,590,380	$169,507,903	48,571,596	$471,648,766
Shares issued on reinvestment	743,704	7,165,174	1,260,272	12,219,098
Shares repurchased	(41,601,008)	(400,816,706)	(105,605,297)	(1,024,404,664)

Net Decrease	(23,266,924)	$(224,143,629)	(55,773,429)	$(540,536,800)

Smith Barney Class B
Shares sold	655,215	$6,252,213	1,516,063	$14,565,199
Shares issued on reinvestment	31,678	302,266	40,518	389,153
Shares repurchased	(1,299,763)	(12,404,020)	(2,922,278)	(28,091,314)

Net Decrease	(612,870)	$(5,849,541)	(1,365,697)	$(13,136,962)

Smith Barney Class C**
Shares sold	10,843,211	$104,014,572	39,433,127	$381,505,799
Shares issued on reinvestment	876,278	8,401,709	1,319,692	12,739,756
Shares repurchased	(41,630,092)	(399,178,388)	(98,352,101)	(950,148,821)

Net Decrease	(29,910,603)	$(286,762,107)	(57,599,282)	$(555,903,266)

Smith Barney Class Y
Shares sold	14,098,660	$135,652,426	14,916,084	$144,421,422
Shares issued on reinvestment	306,420	2,948,114	182,532	1,769,216
Shares repurchased	(5,202,574)	(50,042,411)	(14,172,956)	(137,302,534)

Net Increase	9,202,506	$88,558,129	925,660	$8,888,104

Salomon Brothers Class A
Shares sold	5,194,255	50,038,982	4,473,892	$43,364,624
Shares issued on reinvestment	58,053	559,085	23,014	222,861
Shares repurchased	(6,711,943)	(64,637,573)	(482,916)	(4,676,130)

Net Decrease/Increase	(1,459,635)	$(14,039,506)	4,013,990	$38,911,355

34        SB Adjustable Rate Income Fund      |      2005 Annual Report

Notes to Financial Statements

(continued)

	Year Ended May 31, 2005		Year Ended May 31, 2004*
	Shares	Amount	Shares	Amount
Salomon Brothers Class B
Shares sold	10,876	$103,823	15,467	$148,154
Shares issued on reinvestment	105	1,003	45	435
Shares repurchased	(6,557)	(62,544)	(1,746)	(16,777)

Net Increase	4,424	$42,282	13,766	$131,812

Salomon Brothers Class C***
Shares sold	3,934,174	37,747,780	4,847,121	$46,810,713
Shares issued on reinvestment	64,549	618,735	15,057	145,099
Shares repurchased	(3,865,681)	(37,066,714)	(1,407,113)	(13,573,563)

Net Increase	133,042	$1,299,801	3,455,065	$33,382,249

*	For Salomon Class B shares, dividends paid are for the period August 7, 2003 (inception date) to May 31, 2004.
**	On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
*** On	April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

Distribution paid from:	2005	2004
Ordinary income	$25,146,302	$35,277,503

Subsequent to the fiscal year end, the Fund has made the following distributions:

Declaration Date	Record Date	Payable Date	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class Y
Daily	Daily	6/30/2005	$0.02475	$0.02091	$0.02103	$0.02751

Declaration Date	Record Date	Payable Date	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Daily	Daily	6/30/2005	$0.02418	$0.02028	$0.02079

As of May 31, 2005, the components of accumulated earnings on a tax basis was as follows:

Undistributed ordinary income — net	$1,360,072

Total undistributed earnings	1,360,072
Capital loss carryforward*	(37,136,219)
Other book/tax temporary differences (a)	(1,509,016)
Unrealized depreciation (b)	(2,938,531)

Total accumulated losses — net	$(40,223,694)

*	As of May 31, 2005, the Funds had the following net capital loss carryforwards remaining:

35        SB Adjustable Rate Income Fund      |      2005 Annual Report

Notes to Financial Statements

(continued)

Year of Expiration	Amount
5/31/2008	$(338,424)
5/31/2009	(340,617)
5/31/2010	(1,736,816)
5/31/2011	(9,454,718)
5/31/2012	(17,116,336)
5/31/2013	(8,149,308)

$(37,136,219)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and the deferral of post-October capital losses for tax purposes.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

36        SB Adjustable Rate Income Fund      |      2005 Annual Report

Notes to Financial Statements

(continued)

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor’) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10. Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Trustees will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

37        SB Adjustable Rate Income Fund      |      2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of the

SB Adjustable Rate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SB Adjustable Rate Income Fund (“Fund”) as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SB Adjustable Rate Income Fund as of May 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 22, 2005

38        SB Adjustable Rate Income Fund      |      2005 Annual Report

Additional Information

(unaudited)

Information about Trustees and Officers

The business and affairs of the SB Adjustable Rate Income Fund (“Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (PFPC Global Fund Services at 1-800-446-1013).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1992	Professor, Harvard Business School	51	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Trustee	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Trustee	Since 1994	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Trustee	Since 1995	President, W.R. Hutchinson & Associates, Inc.; formerly Group Vice President, Mergers & Acquisitions BP Amoco p.l.c	44	Director, Associated Bank and Associated Banc-Corp.

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Trustee	Since 2001	Senior Partner of Pavia & Harcourt Attorneys	7	None

39        SB Adjustable Rate Income Fund      |      2005 Annual Report

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual Funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

40        SB Adjustable Rate Income Fund      |      2005 Annual Report

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
David A. Torchia CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2002	Managing Director of CAM	N/A	N/A

Theresa M. Veres CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2002	Director of CAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM and TIA	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

41        SB Adjustable Rate Income Fund      |      2005 Annual Report

SB Adjustable Rate Income Fund

Trustees

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

Officers

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

David A. Torchia

Vice President and Investment Officer

Theresa M. Veres

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Investment Adviser and Administrator

Smith Barney Fund Management LLC

Distributor

Citigroup Global Markets Inc.

Custodian

State Street Bank and Trust Company

Transfer Agent

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

SB ADJUSTABLE RATE INCOME FUND

125 Broad Street

10th Floor, MF-2

New York, New York 10004

www.sbam.com

FD02800 7/05

05-8780

ITEM 2.	CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2004 and May 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2004 and $42,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the SB Adjustable Rate Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,600 in 2004 and $2,600 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the SB Adjustable Rate Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to SB Adjustable Rate Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the SB Adjustable Rate Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to SB Adjustable Rate Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to SB Adjustable Rate Income Fund during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The SB Adjustable Rate Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the SB Adjustable Rate Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6.	SCHEDULE OF INVESTMENTS.
Not applicable.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFLIATED PURCHASERS.
Not applicable.
ITEM 10.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH
(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SB Adjustable Rate Income Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of SB Adjustable Rate Income Fund

Date: August 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
SB Adjustable Rate Income Fund

Date: August 5, 2005

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
SB Adjustable Rate Income Fund

Date: August 5, 2005